Current Receivables	12 Months Ended
Dec. 31, 2014
Current Receivables [Abstract]
Current Receivables

NOTE 4. CURRENT RECEIVABLES

	Consolidated(a)		GE(b)
December 31 (In millions)	2014	2013	2014	2013

Power & Water	$4,984	$3,895	$2,783	$2,335
Oil & Gas	5,775	5,444	3,215	3,134
Energy Management	1,655	1,540	731	686
Aviation	4,656	4,307	1,997	2,260
Healthcare	4,350	4,398	2,241	2,029
Transportation	454	526	351	318
Appliances & Lighting	1,468	1,337	216	273
Corporate items and eliminations	390	388	464	377
	23,732	21,835	11,998	11,412
Less Allowance for Losses	(495)	(447)	(485)	(442)
Total	$23,237	$21,388	$11,513	$10,970

  Includes GE industrial customer receivables factored through a GECC affiliate and reported as financing receivables by GECC. See Note 26.
  GE current receivables of $254 million and $127 million at December 31, 2014 and 2013, respectively, arose from sales, principally of Aviation goods and services, on open account to various agencies of the U.S. government. As a percentage of GE revenues, approximately 3% of GE sales of goods and services were to the U.S. government in 2014, compared with 4% in 2013 and 2012.

GE current receivables balances at December 31, 2014 and 2013, before allowance for losses, included $7,808 million and $7,441 million, respectively, from sales of goods and services to customers, and $22 million and $37 million at December 31, 2014 and 2013, respectively, from transactions with associated companies. The remainder of the balances primarily relate to revenue sharing programs and other non-income taxes.